UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09090

AMERISTOCK MUTUAL FUND, INC.

(Exact name of registrant as specified in charter)

1320 Harbor Bay Parkway, Suite 145, Alameda, California 94502

(Address of principal executive offices) (Zip code)

Nicholas D. Gerber

1320 Harbor Bay Parkway, Suite 145

Alameda, California 94502

(Name and address of agent for service)

Registrant’s Telephone Number, including Area Code: (510) 522-3336

Date of fiscal year end: June 30

Date of reporting period: December 31, 2010

Item 1 - Reports to Stockholders

The following is a copy of the report to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

AMERISTOCK

SEMI-ANNUAL REPORT

December 31, 2010 | AMERISTOCK MUTUAL FUND, INC.

*The Manager’s Commentary included in this shareholder report may contain forwardlooking statements about factors that may affect the performance of the Fund in the future and about anticipated events relating to the Fund specifically. These statements are based on Fund management’s predictions, expectations and current plans relating to future events. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause Fund management to change its strategies and plans from those currently anticipated.

MANAGER’S COMMENTARY

	6 Months	1 Year	3 Years	5 Years	10 Years	15 Years	Since Inception
Ameristock Mutual Fund	17.47%	7.37%	-2.87%	1.68%	1.40%	8.03%	8.79%
S&P 500	23.27%	15.06%	-2.86%	2.29%	1.41%	6.76%	7.31%
S&P 500/ Citigroup Value Index	21.54%	15.10%	-5.36%	0.87%	1.65%	6.45%	6.98%
Dow Industrials	20.06%	14.06%	-1.61%	4.31%	3.15%	7.91%	8.53%

Returns are for the period ending December 31, 2010 and reflect reinvestment of all dividends and capital gains distributions. The six-month returns have not been annualized, while the other figures are average annual returns. The Fund inception date is 8/31/95. The performance data quoted represents past performance. Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value of an investment will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. To obtain performance as of the most recent month-end, contact Ameristock at 1-800-394-5064 or visit www.ameristock.com. For the year ended June 30, 2010, the expense ratio of the Fund was 0.91%.

Scorecard

Coming off two prior calendar years of beating the S&P 500®, Ameristock Mutual Fund for calendar year 2010 trailed the S&P 500, as well as the other indices as reflected in the above chart.

Over the last 6 months, key detractors to the Fund’s performance relative to the S&P 500, were its allocation to the Consumer Discretionary (namely TJX which we still own as of this writing), Industrials (namely Lockheed-Martin which we sold in November), Technology (mainly Cisco and Dell which we still own as of this writing), and Materials (Nucor which we sold in November) sectors.

A slightly similar story played out over the entire calendar year. The key detractors to the Fund’s performance relative to the S&P 500 were the same as the 6 months detractors, namely the Fund’s allocation to the Consumer Discretionary, Industrials, Technology, and Materials sectors. The same sectors that lagged for the 6 months period lagged the entire year.

Bearing that in mind, we questioned whether the passive part of our management style had played too strong a role over the active part. With much soul searching it became evident that what we needed was to utilize more flexibility in our investment philosophy and approach.

What’s New

In the June annual report we talked about the study we did which looked at how the stock market performed following a period of 10 year poor performance. What we found was that in most subsequent 10 year periods after a 10 year period of poor performance, the market was positive, and in many cases, the market did very well.

2	Semi-Annual Report December 31, 2010

The fundamental trend of the investment world has changed from where we began 15 years ago, from the influx of exchange traded funds, to various asset classes becoming more correlated. In that time, we believe we have done a decent job in managing risk as evidenced by the fact that the Fund has earned a positive return in 12 of the 15 years of its history. If the market outperforms this decade as compared to the prior decade, then we want to take advantage of it by having the flexibility to manage the Fund’s returns better. As such we have implemented a number of steps to try to achieve this. One step was expanding the universe of stocks in which the Fund could invest. We went from looking at stocks with market capitalization of at least $15 billion to looking at stocks with at least $5 billion market capitalization. This change increased the number of potential stocks in which to invest from around 250 to over 400.

Another step was re-evaluating the three tiered allocation approach. The ideology behind the tiered allocation has not been abandoned, but instead has evolved from a rigid policy to a more dynamic one. In the past, we were apt to re-allocate a holding from one tier to another rather than removing it from the portfolio. Sometimes, this was due to the fact we could not find anything more attractive. Now, with the expanded universe, and more potential opportunities available, we will be less hesitant to make the switch. Rather than moving a stock “up” or “down” in the portfolio, stocks will be moving “in” or “out” as we find opportunities. A greater emphasis on managing returns undoubtedly means a higher turnover and higher volatility.

As the year continued and performance continued to lag, we felt it was time to move forward with the changes all at once rather than stretching it out over months. The early indications show that the changes enacted in the middle of November, 2010 have had a positive impact on performance.

Just as important is what we have not changed. We have not changed our core investment philosophy. We still emphasize value investment philosophy with a focus in large-cap, domestic stocks. We still invest with a long-term perspective. We still believe dividend paying stocks matter.

Outlook

Going into 2010 we thought the economy would recover at a slow pace. We also thought the traditional Industrial stocks would be the beneficiaries of a recovering economy. We were correct on that aspect. However some of the other sectors did even better, namely Consumer Discretionary, Energy and Technology. Even though the Fund’s allocations in these sectors were positive contributors for the calendar year, the S&P 500 did even better. For 2011, we are cautiously optimistic. There are a number of factors that could derail the fragile economic recovery (as slow as it is) but we think the worst is behind us. There are still concerns out there that could negatively impact the U.S. stock market such as: the weak domestic housing market; stubbornly high unemployment levels; countries in default or near default status such as Greece, Ireland, and Portugal; and the Fed’s second go-around with Quantitative Easing. The economy is showing signs of improvements. According to the Conference Board, they project that labor productivity growth will have improved to 2.8% this year from 2.4% last year and real GDP to be up from -2.7% to 2.9%. Employment is slowly improving. Credit is easing a bit. Treasury rates started to creep up this past quarter and the Treasury yield curve steepened a bit as well. Even the U.S. dollar is showing some signs of strengthening over the past year and into the start of 2011. Once again, we think quality, blue-chip, large-cap, dividend-paying stocks is a place to be invested, not just in the short-run, but over the long haul as well.

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MANAGER’S COMMENTARY (continued)

As always, thank you for investing in the Ameristock Mutual Fund and please tell your friends about us. Our number is (800) 394-5064 or locally (303) 623-2577.

Andrew Ngim	Nicholas Gerber
(January 11, 2011)

The statements and opinions expressed in the report are those of the authors. Any discussion of investments and investment strategies represents the Fund’s investments and portfolio managers’ views as of the date of this writing, and are subject to change without notice. The Fund’s primary investment objective is total return through capital appreciation and current income by investing primarily in equity securities. Stocks have outperformed other asset classes over the long term, but tend to fluctuate more dramatically over the short term. Value securities may not increase in price as anticipated or may decline further in value. Past performance does not guarantee future results.

S&P 500 is a Registered Trademark of Standard & Poor’s Financial Services, LLC, a subsidiary of the McGraw-Hill Companies, Inc.

The S&P 500 Index is a broad–based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. The Dow Jones Industrial Average is a stock market indicator consisting of the average of 30 of the largest and most widely held public companies in the United States. The S&P 500/Citigroup Value Index is a market value weighted index of stocks in the S&P 500 which score highest based on an average of book-to-price ratio, sales-to-price ratio and dividend yield, representing 50% of the total market value of the S&P 500. The Index performance above reflects the reinvestment of dividends but does not reflect any management fees or transaction costs.

4	Semi-Annual Report December 31, 2010

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE AMERISTOCK MUTUAL FUND (AMSTX) AND THE S&P 500 INDEX (Unaudited)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2010		CALENDAR YEAR RETURNS
Ameristock Mutual Fund, Inc.	Return	Calendar Year Returns	AMSTX	S&P 500 Index
6 Month	17.47%	2010	7.37%	15.06%
1 Year	7.37%	2009	29.71%	26.46%
3 Years	-2.87%	2008	-34.19%	-37.00%
5 Years	1.68%	2007	0.54%	5.49%
10 Years	1.40%	2006	17.94%	15.79%
Since Inception - 8/31/1995	8.79%	2005	-2.88%	4.91%
		2004	5.52%	10.88%
		2003	21.27%	28.67%
		2002	-16.00%	-22.09%
		2001	1.25%	-11.89%

The returns shown in the graph and table above reflect reinvestment of all dividends and capital gains distributions. The performance data quoted represents past performance. Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value of an investment will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance as of the most recent month-end, contact Ameristock at 1-800- 394-5064 or visit www.ameristock.com. For the year ended June 30, 2010, the expense ratio of the Fund was 0.91%.

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INDUSTRY PROFILE AS A PERCENT OF NET ASSETS AS OF December 31, 2010

TOP 10 EQUITY HOLDINGS* AS OF December 31, 2010
Company	% of Net Assets

ITT Corp.	3.26%
AON Corp.	3.25%
PNC Financial Services Group Inc.	3.14%
Schlumberger Ltd.	3.11%
Marathon Oil Corp.	3.09%
General Electric Co.	3.09%
The Allstate Corp.	3.07%
Exxon Mobil Corp.	3.05%
Merck & Co Inc.	3.04%
ACE Ltd.	3.03%

* Top ten holdings are subject to change, and there are no guarantees that the Fund will remain invested in any particular company or holding.

6	Semi-Annual Report December 31, 2010

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of a mutual fund, you may incur two potential types of costs, transaction costs and ongoing costs. In the case of the Fund, you generally will not incur transaction costs such as sales charges (loads) and redemption fees, although financial intermediaries such as broker-dealers and banks through which Fund shares may be purchased may charge transaction-related fees. You do incur ongoing costs as a Fund shareholder, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2010 and held until December 31, 2010.

Actual Return. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical 5% Return. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction fees, such as sales charges (loads) and redemption fees that may be charged. Therefore, the second line of the table is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value at 07/01/10	Ending Account Value at 12/31/10	Expense Paid During Period* 07/01/10-12/31/10
Actual Fund Return	$1,000.00	$1,174.70	$5.04
Hypothetical Fund Return	$1,000.00	$1,020.56	$4.69

*

Expenses are equal to the Ameristock Mutual Fund’s annualized expense ratio of 0.92% multiplied by the average account value over the period, multiplied by the number of days in the fiscal half-year (184) divided by 365 days in the current year (to reflect the half year period).

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SCHEDULE OF INVESTMENTS

December 31, 2010 (Unaudited)

Industry		Company	Symbol	Shares	Market Value

Common Stocks	98.69%

Aerospace & Defense	3.26%	ITT Corp.	ITT	126,000	$6,565,860

Beverages	2.94%	Coca-Cola Enterprises Inc.	CCE	236,000	5,907,080

Capital Markets	2.97%	State Street Corp.	STT	129,000	5,977,860

Commercial Banks	3.14%	PNC Financial Services Group Inc.	PNC	104,000	6,314,880

Communications Equipment	3.00%	Cisco Systems Inc. (a)	CSCO	298,000	6,028,540

Computers & Peripherals	5.82%	Dell Inc. (a)	DELL	432,000	5,853,600
		Western Digital Corp. (a)	WDC	173,000	5,864,700

Diversified Financial Services	3.01%	CitiGroup Inc. (a)	C	1,284,000	6,073,320

Diversified Telecommunications	2.99%	AT&T Inc.	T	205,000	6,022,900

Electrical Utilities	8.92%	Edison International	EIX	155,000	5,983,000
		Exelon Corp.	EXC	145,000	6,037,800
		PPL Corp.	PPL	225,000	5,922,000

Energy Equipment & Services	3.11%	Schlumberger Ltd.	SLB	75,000	6,262,500

Health Care Providers & Services	5.73%	CIGNA Corp.	CI	158,000	5,792,280
		UnitedHealth Group Inc.	UNH	159,000	5,741,490

Household Products	2.99%	Colgate-Palmolive Co.	CL	75,000	6,027,750

Industrial Conglomerates	3.09%	General Electric Co.	GE	340,000	6,218,600

Insurance	12.27%	The Allstate Corp.	ALL	194,000	6,184,720
		ACE Ltd.	ACE	98,000	6,100,500
		AON Corp.	AON	142,000	6,533,420
		Loews Corp.	L	151,000	5,875,410

The accompanying notes are an integral part of the financial statements

8	Semi-Annual Report December 31, 2010

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2010 (Unaudited)

Industry		Company	Symbol	Shares	Market Value

IT Services	2.99%	International Business Machines Corp.	IBM	41,000	$6,017,160

Leisure Equipment & Products	2.84%	Mattel Inc.	MAT	225,000	5,721,750

Media	2.98%	The McGraw-Hill Cos. Inc.	MHP	165,000	6,007,650

Multi-Utilities	5.93%	Public Service Enterprise Group Inc.	PEG	184,000	5,853,040
		Sempra Energy	SRE	116,000	6,087,680

Oil Gas & Consumable Fuels	6.14%	Exxon Mobil Corp.	XOM	84,000	6,142,080
		Marathon Oil Corp.	MRO	168,000	6,221,040

Pharmaceuticals	5.87%	Johnson & Johnson	JNJ	92,000	5,690,200
		Merck & Co. Inc.	MRK	170,000	6,126,800

Semiconductors	2.88%	Intel Corp.	INTC	275,000	5,783,250

Software	2.97%	Oracle Corp.	ORCL	191,000	5,978,300

Specialty Retail	2.85%	TJX Cos. Inc.	TJX	129,000	5,726,310

Total Common Stocks	98.69%	(Cost $192,851,474)			$198,643,470

Short-Term Bank Debt Instruments	1.26%	Citibank-London 0.03%, due 01/03/11		2,532,865	2,532,865

Total Short-Term Bank Debt Instruments	1.26%	(Cost $2,532,865)			$2,532,865

Total Investments	99.95%	(Cost $195,384,339)			$201,176,335
Other Assets in Excess of Liabilities	0.05%				99,111

Net Assets	100.00%	Equivalent to $34.40 per share on 5,851,737 shares of Capital Stock Outstanding			$201,275,446

(a)	Non-Income Producing Security

The accompanying notes are an integral part of the financial statements

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STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2010 (Unaudited)

Assets:
Investment Securities at Market Value (cost - see below)	$201,176,335
Accounts Receivable
Fund Shares Sold	51,204
Dividends	374,810
Interest	2

Total Assets	201,602,351

Liabilities:
Accounts Payable
Fund Shares Redeemed	170,093
Accrued Management Fee	148,493
Accrued Directors’ Fees	8,319

Total Liabilities	326,905

Net Assets	$201,275,446

Net Assets Consist of:
Capital Paid In	$237,596,055
Accumulated Undistributed Net Investment Income	48,280
Accumulated Net Realized Loss on Investments	(42,160,885)
Net Unrealized Appreciation on Investments Based on Identified Cost	5,791,996

Net Assets	$201,275,446

Net Asset Value Per Share
Net Assets	$201,275,446
Shares of Capital Stock Outstanding (100 Million shares, $.005 par value authorized)	5,851,737
Net Asset Value	$34.40
Redemption Price per Share	$34.40

Cost of Investments	$195,384,339

The accompanying notes are an integral part of the financial statements

10	Semi-Annual Report December 31, 2010

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

Investment Income:
Dividends	$2,546,425
Interest	401
Total Investment Income	2,546,826

Expenses:
Management Fee (Note 2)	863,036
Directors Fees (Note 3)	42,346
Total Expenses	905,382
Net Investment Income	1,641,444

Realized and Unrealized Gain on Investments
Net Realized Gain on Investments	5,906,513
Net Change in Unrealized Appreciation/Depreciation on Investments	23,808,454
Net Realized and Unrealized Gain on Investments	29,714,967
Net Increase in Net Assets from Operations	$31,356,411

The accompanying notes are an integral part of the financial statements

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STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended December 31, 2010 (Unaudited)	For the Year Ended June 30, 2010
From Operations:
Net Investment Income	$1,641,444	$2,645,199
Net Realized Gain on Investments	5,906,513	6,441,375
Net Change in Unrealized Appreciation/Depreciation on Investments	23,808,454	15,019,798
	31,356,411	24,106,372

Distributions to Shareholders:
Net Investment Income	(3,150,483)	(2,115,832)
	(3,150,483)	(2,115,832)

Share Transactions:
Shares Sold	5,113,510	19,658,291
Shares Issued as Reinvestment of Dividends and Distributions	3,093,313	2,086,359
Cost of Shares Redeemed	(21,845,118)	(42,269,248)
	(13,638,295)	(20,524,598)

Net Increase in Net Assets	14,567,633	1,465,942

Net Assets:
Beginning of Period	186,707,813	185,241,871
End of Period*	$201,275,446	$186,707,813

*Includes Accumulated Undistributed Net Investment Income of:	$48,280	$1,557,319

The accompanying notes are an integral part of the financial statements

12	Semi-Annual Report December 31, 2010

FINANCIAL HIGHLIGHTS

Selected Data for a Share of Common Stock Outstanding Throughout the Periods Indicated:

	For the Six Months Ended December 31,	For the Year Ended June 30,
	2010*	2010	2009	2008	2007	2006

Net asset value
Beginning of Year	$29.75	$26.73	$36.28	$46.36	$40.45	$39.66

Net investment income(a)	0.27	0.40	0.50	1.03	0.81	0.87
Net Gains/(Losses) on Securities - Realized and Unrealized	4.92	2.93	(7.74)	(9.10)	6.74	0.79

Total From Investment Operations	5.19	3.33	(7.24)	(8.07)	7.55	1.66

Dividend Distribution
Net Investment Income	(0.54)	(0.31)	(1.82)	(0.50)	(1.64)	(0.87)
Capital Gains	–	–	(0.49)	(1.51)	–	–

Total Distributions	(0.54)	(0.31)	(2.31)	(2.01)	(1.64)	(0.87)

Net Asset Value at End of Period	$34.40	$29.75	$26.73	$36.28	$46.36	$40.45

Total Return	17.47%(b)	12.38%	(19.59)%	(18.03)%	18.88%	4.27%

Ratios/Supplemental Data
Net Assets End of Year (millions)	$201.28	$186.71	$185.24	$303.33	$523.23	$611.60
Ratio of Expenses to Average Net Assets	0.92%(c)	0.91%	0.91%	0.83%	0.80%	0.79%
Ratio of Net Investment Income to Average Net Assets	1.67%(c)	1.27%	1.75%	2.42%	1.85%	2.21%
Portfolio turnover rate(d)	81%	51%	30%	14%	16%	10%

*	Unaudited
(a)	Based on Average Shares Outstanding.
(b)	Total returns for the periods less than one year are not annualized.
(c)	Annualized.
(d)

A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the six months ended December 31, 2010 were $154,090,938 and $168,964,193, respectively.

The accompanying notes are an integral part of the financial statements

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NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

The Ameristock Mutual Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“40 Act”), as a diversified, open-end management investment company, organized as a corporation under the laws of the State of Maryland on June 15, 1995. The Fund’s investment objective is to seek total return through capital appreciation and current income by investing primarily in equity securities. The Fund pursues its investment objective prinicipally by investing in common stocks, focusing on large capitalization companies headquartered in the United States. The authorized capital stock of the Fund consists of 100 million shares of common stock, par value $0.005 per share.

SECURITY VALUATION

Investments in securities are carried at market value. All equity securities that are traded on a national securities exchange are valued at the last sale price at the time of the close of the New York Stock Exchange (NYSE). If on a particular day an exchange-listed security does not trade, then the mean between the closing bid and asked prices will be used. In the case of securities listed on more than one national securities exchange the last quoted sale, up to the time of valuation, on the exchange on which the security is principally traded will be/is used. If there were no sales on that exchange, the last quoted sale on the other exchange will be/is used.

For securities that are traded on the NASDAQ, the NASDAQ Official Closing Price (e.g., the NASDAQ Closing Cross price, if available) is used. All non-NASDAQ equity securities that are not traded on a listed exchange are valued at the last sale price at the close of the NYSE. If a nonexchange listed security does not trade on a particular day, or if a last sales price or Official Closing Price is not available, then the mean between the closing bid and asked price will be used.

Debt securities are valued by using market quotations or a matrix method provided by the Fund’s pricing service. If prices are not available from the pricing service, then quotations will be obtained from broker/dealers and the securities will be valued at the mean between the bid and the offer.

Securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.

The cost of securities sold is determined on the identified cost basis. When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value determined in good faith by or under the direction of the Board of Directors.

Security transactions are recorded on the dates the transactions are entered, which is the trade date.

INCOME

Dividend income is recorded on the ex-dividend date. Distributions to shareholders, which are determined in accordance with income tax regulations, are also recorded on

14	Semi-Annual Report December 31, 2010

the ex-dividend date. Interest income is recorded as earned. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

INCOME TAXES

The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, annually so that it will not be subject to excise tax on undistributed income and gains. Therefore no federal income tax provision is required.

The Fund follows ASC 740 “Income Taxes”, which requires that the financial statement effects of a tax position taken or expected to be taken in a tax return be recognized in the financial statements when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. Management has concluded that the Fund has taken no uncertain tax positions that require adjustment to the financial statements. The Fund files income tax returns in the U.S. federal jurisdiction. The statute of limitations on the Fund’s federal and state tax filings remains open for the fiscal years ended June 30, 2010, June 30, 2009, June 30, 2008, and June 30, 2007.

ESTIMATES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions made by management. These may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OTHER

Accounting principles generally accepted in the United States of America require that permanent financial reporting tax differences relating to shareholders distributions be reclassified to paid-in-capital or gains/losses.

SUBSEQUENT EVENTS

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2010 through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

2. INVESTMENT ADVISORY AGREEMENTS

The Fund has entered into an investment advisory agreement with Ameristock Corporation (the “Adviser”). The Adviser receives from the Fund as compensation for its services to the Fund an annual fee of 1% of the Fund’s average daily net assets for the first $100 million in net assets and 0.75% of average daily net assets in excess of $100 million. The Adviser pays all operating expenses of the Fund except for taxes, interest, brokerage commissions, noninterested directors fees and extraordinary expenses. The Adviser earned management fees of $863,036 from the Fund for the six months ended December 31, 2010.

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3. RELATED PARTY TRANSACTIONS

Certain owners of the Adviser are also owners and or directors of the Fund. These individuals may receive benefits from any management fees paid to the Adviser.

Shareholders holding more than 5% of the Fund’s outstanding shares as of December 31, 2010 constituted 83.94% of the Ameristock Mutual Fund, Inc. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund under section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2010, Charles Schwab & Co. for the benefit of its customers, owned of record in aggregate more than 63.55% of the Ameristock Mutual Fund, Inc.

The officers of the Fund and the directors of the Fund who are employees or directors of the Investment Adviser receive no compensation from the Fund. Each of the directors who is not an “interested person” of the Fund as defined by the 40 Act is paid $28,000 per year, payable quarterly, and is reimbursed for the expenses of attending meetings.

4. CAPITAL STOCK AND DISTRIBUTION

At December 31, 2010, 100 million shares of capital ($.005 par value) were authorized, and paid in capital amounted to $237,596,055 for the Ameristock Mutual Fund, Inc.

	For the Six Months Ended December 31, 2010 (Unaudited)	For the Year Ended June 30, 2010
Shares Sold	157,801	624,765
Shares Issued in Reinvestment of Dividends and Distributions	91,140	64,774
Total	248,941	689,539
Shares Redeemed	(673,684)	(1,342,771)
Net Decrease in Shares	(424,743)	(653,232)

Shares Outstanding -Beginning of Year	6,276,480	6,929,712
Shares Outstanding -End of Period	5,851,737	6,276,480

5. FAIR VALUE MEASUREMENT

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. Accounting principles generally accepted in the United States establish a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

16	Semi-Annual Report December 31, 2010

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund’s assets:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$198,643,470	–	–	$198,643,470
Short-Term Bank Debt Instruments	–	$2,532,865	–	2,532,865
Total	$198,643,470	$2,532,865	–	$201,176,335

*For detailed descriptions of industries, see the accompanying Schedule of Investments.

For the six months ended December 31, 2010, the Fund did not have any significant transfers between Level 1 and Level 2 securities. For the six months ended December 31, 2010, the Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

6. UNREALIZED APPRECIATION AND DEPRECIATION ON INVESTMENTS

(TAX BASIS) As of December 31, 2010 (Unaudited)

Gross Appreciation (excess of value over tax cost)	15,819,257
Gross Depreciation (excess of tax cost over value)	(10,027,261)
Net Unrealized Appreciation	5,791,996
Cost of investments for Income Tax Purposes	195,384,339

7. CLASSIFICATION OF DISTRIBUTIONS

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. The amount and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year end; accordingly, tax basis balances have not been determined as of December 31, 2010.

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The tax character of the distributions paid during the year ended June 30, 2010 were as follows:

For the Year Ended June 30, 2010
Distributions paid from:
Ordinary Income	$2,115,832
Total	$2,115,832

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under accounting principles generally accepted in the United States.

As of June 30, 2010, the components of distributable earnings on a tax basis were as follows:

Accumulated Undistributed Net Investment Income	$1,557,319
Accumulated Net Realized Loss on Investments	(48,067,398)
Net Unrealized Depreciation	(18,016,458)
Total	$(64,526,537)

At June 30, 2010, the Fund had available for tax purposes unused capital loss carryovers of $14,306,951 which will expire in 2017 and capital loss carryovers of $33,760,447 which will expire in 2018.

8. CASH MANAGEMENT TRANSACTIONS

The Fund subscribes to the Brown Brothers Harriman & Co. (“BBH”) Cash Management Service (“CMS”). The BBH CMS is an investment product that automatically sweeps the Fund’s cash balances into overnight offshore time deposits with either BBH Grand Cayman branch or branches of pre-approved world class commercial banks. This fully automated program allows the Fund to earn interest on cash balances while remaining diversified. Excess cash invested with deposit institutions domiciled outside of the United States, as with any offshore deposit, may be subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure, or diminution. The Fund bears the risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit is ultimately placed. Balances in the BBH CMS are accounted for on a cost basis, which approximates market value.

18	Semi-Annual Report December 31, 2010

Portfolio Holdings (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at 1-800-394-5064 and on the Commission’s website at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330.

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Investment Adviser

Ameristock Corporation

1320 Harbor Bay Parkway, Suite 145

Alameda, California 94502

Administrator, Bookkeeping and Pricing Agent and Transfer Agent

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

Custodian

Brown Brothers Harriman & Co.

40 Water Street

Boston, Massachusetts 02109

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.

800 Westpoint Pkwy, Suite 1100

Westlake, OH 44145-1524

Directors

Alev M. Efendioglu

Nicholas D. Gerber

Stephen J. Marsh

Andrew F. Ngim

Steven A. Wood

A description of the polices and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities of the Fund is available (i) without a charge by calling 1(800)394-5064; and (ii) on the Securities and Exchange Commission website at www.sec.gov. Information regarding how the Fund voted such proxies during the 12 month period ended June 30, 2010 is also available (i) without a charge through the Fund’s website at www.ameristock.com; and (ii) on the Securities and Exchange Commission website at www.sec.gov.

ALPS Distributors, Inc., distributor

Must be accompanied or preceded by a current prospectus which contains more information on fees, risks, and expenses. Please read it carefully before investing or sending money. For more information, please call 1(800)394-5064 or visit www.ameristock.com.

Item 2 - Code of Ethics

Not applicable to semi-annual report.

Item 3 - Audit Committee Financial Expert

Not applicable to semi-annual report.

Item 4 - Principal Accountant Fees and Services

Not applicable to semi-annual report.

Item 5 - Audit Committee of Listed Registrants

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6 – Investments

(a) Schedule of Investments as of December 31, 2010, is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10 - Submission of Matters to Vote of Security Holders

None.

Item 11 - Controls and Procedures

(a)	The registrant’s principal executive officer and principal financial officer has concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 - Exhibits

(a)(1)	Not applicable to semi-annual report.

(a)(2)	The certification required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit 99.12.A.2

(a)(3)	Not applicable.

(b)	A certification of the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached as Exhibit 99.12.B.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERISTOCK MUTUAL FUND, INC.
By:	/s/ Nicholas D. Gerber
Nicholas D. Gerber
President/Principal Executive
Officer/ Treasurer/Principal
Financial Officer

Date:	March 4, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Nicholas D. Gerber
Nicholas D. Gerber
President/Principal Executive
Officer/ Treasurer/Principal
Financial Officer

Date:	March 4, 2011